               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  July 21, 1999


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


    Delaware                    1-8400                75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)

                         (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued on July 21, 1999 by the Company as Exhibit
99.1 which is included herein. This press release was issued to report second quarter earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 21, 1999

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577

FOR RELEASE:  Wednesday, July 21, 1999


       AMR REPORTS SECOND-QUARTER EARNINGS OF $268 MILLION

     FORT WORTH, Texas - AMR Corp., parent of American Airlines Inc., today reported second-quarter net earnings of $268 million, or $1.70 per common share diluted, a 34.5 percent decrease compared to net earnings of $409 million, or $2.30 per common share diluted, during the same period of 1998.
     "We made very real progress in recovering from our difficult first quarter," said Donald J. Carty, AMR's Chairman and CEO.
"We posted our second strongest earnings per share for any second quarter in the company's history, in spite of operations that were hampered by air traffic control and weather disruptions.
     "We're also encouraged by our cost control efforts during the quarter, holding our year-over-year unit cost increase to only 0.6 percent," Carty added.
     Among AMR's second-quarter highlights:

-USA TODAY named AADVANTAGE the top frequent flyer program.

-FORTUNE magazine named AMR as one of "The 50 Best Companies for Asians, Blacks and Hispanics." No other airline made the list.

-Hispanic Magazine recognized American Airlines for having one of the top 25 minority supplier programs. No other airline made the list.

-AA and Canadian became the first in the industry to implement electronic ticket interline capability.

-AMR has repurchased 39.4 million shares of stock since 1997.

-Sabre's travel distribution revenues rose 15 percent, driven by travel growth, market share gains, and the rapid growth of Travelocity.com, the company's leading travel web site.

                           -- more --

AMR Reports Second Quarter Earnings
July 21, 1999
Page 2


-AA reached agreement with the Association of Professional Flight
Attendants (APFA) and the Transport Workers Union (TWU) on the
Reno Air integration process.

-Aug. 31 was set as the date when Reno Air will be fully integrated into American.

-AA added Los Angeles-Paris service and announced a $245 million renovation of LAX Terminal 4.

-Alaska Airlines, Horizon Air and Air Pacific joined the
AADVANTAGE program.

-AA and LanChile received U.S. DOT tentative approval for codesharing. LanChile is admitted to the oneworld alliance.

-AA and El Al announced a reciprocal frequent flyer agreement.

-AA launched new Buffalo-DFW, Hartford-Los Angeles, Boston-
Seattle, Anchorage-DFW, and Houston Hobby-Washington D.C. Reagan service.

-AA ordered three more new Boeing 737-800s, for a total of 103 of the jets ordered. The new aircraft were ordered to replace three
Reno Air jets being returned to lessors.

-AA Cargo set new records throughout the network, thanks to the introduction of Boeing 777s to London and Tokyo.

-AA applied for China routes, including Chicago-Beijing and Chicago-Shanghai.

-AA and American Eagle announced additional service at the San
Juan hub.

-American Eagle began new ERJ-145 Regional Jet (RJ) service between Dallas/Fort Worth and Baton Rouge, La., and added one flight between DFW and Montgomery, Ala. New RJ service began between Chicago O'Hare and both Baltimore/Washington and Pittsburgh. Turboprops were replaced with RJs between Chicago and both Madison, Wis., and Grand Rapids, Mich.

     EDITORS: AMR's Chief Financial Officer, Gerard J. Arpey, will be available to answer questions during a telephone news conference today, from 2 p.m. to 2:45 p.m., CDT.
     Those interested in joining the conference should call 817-
967-1577 for details.

             Detailed Financial Information Follows

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                       June 30,          Percent
                                  1999        1998       Change
Revenues
  Airline Group
Passenger - American Airlines    $3,751        $ 3,789     (1.0)
          - AMR Eagle               340            289     17.6
    Cargo                           164            169     (3.0)
    Other                           273            250      9.2
                                  4,528          4,497      0.7

  Sabre                             639            577     10.7
  Other                              20             17     17.6
  Less: Intersegment revenues      (176)          (167)     5.4
    Total operating revenues      5,011          4,924      1.8

Expenses
  Wages, salaries and benefits    1,765          1,627      8.5
  Aircraft fuel                     414            404      2.5
  Depreciation and amortization     351            320      9.7
  Commissions to agents             298            322     (7.5)
  Other rentals and landing fees    253            223     13.5
  Maintenance, materials and
   repairs                          223            223        -
  Food service                      185            175      5.7
  Aircraft rentals                  162            143     13.3
  Other operating expenses          850            763     11.4
    Total operating expenses      4,501          4,200      7.2
Operating Income                    510            724    (29.6)

Other Income (Expense)
  Interest income                    21            33     (36.4)
  Interest expense                  (95)          (92)      3.3
  Interest capitalized               29            25      16.0
  Minority interest                 (11)          (12)     (8.3)
  Miscellaneous - net                (6)           (5)     20.0
                                    (62)          (51)     21.6
Income From Continuing
Operations Before Income Taxes      448            673    (33.4)
Income tax provision                180            265    (32.1)
Income From Continuing
 Operations                         268            408    (34.3)
Income From Discontinued
 Operations (net of applicable
 income taxes)                        -              1        -
Gain on Sale of Discontinued
 Operations (net of applicable
 income taxes)                        -              -        -
Net Earnings                     $  268       $    409    (34.5)


Continued on next page

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                  Three Months Ended
                                       June 30,
                                   1999        1998
Earnings Per Common Share
Basic
  Income from Continuing
  Operations                   $  1.76     $  2.37
  Discontinued Operations           -         0.01
  Net Earnings                 $  1.76     $  2.38

Diluted
  Income from Continuing
  Operations                    $  1.70     $  2.29
  Discontinued Operations             -        0.01
  Net Earnings                  $  1.70     $  2.30

Number of Shares Used in
Computation
  Basic                             153          172
  Diluted                           158          178

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                     Six Months Ended
                                         June 30,        Percent
                                     1999       1998     Change
Revenues
  Airline Group
Passenger - American Airlines       $7,071    $7,367       (4.0)
          - AMR Eagle                  611       545       12.1
    Cargo                              309       332       (6.9)
    Other                              528       482        9.5
                                     8,519     8,726       (2.4)

  Sabre                              1,277     1,131       12.9
  Other                                 40        34       17.6
  Less: Intersegment revenues        (342)      (333)       2.7
    Total operating revenues         9,494     9,558       (0.7)

Expenses
  Wages, salaries and benefits       3,430     3,186        7.7
  Aircraft fuel                        763       819       (6.8)
  Depreciation and amortization        667       638        4.5
  Commissions to agents                586       623       (5.9)
  Other rentals and landing fees       493       436       13.1
  Maintenance, materials and
   repairs                             480       453        6.0
  Food service                         352       339        3.8
  Aircraft rentals                     322       285       13.0
  Other operating expenses           1,733     1,507       15.0
    Total operating expenses         8,826     8,286        6.5
Operating Income                       668     1,272      (47.5)

Other Income (Expense)
  Interest income                       46        67      (31.3)
  Interest expense                    (187)     (189)      (1.1)
  Interest capitalized                  62        43       44.2
  Minority interest                    (27)      (25)       8.0
  Miscellaneous - net                   59       (18)        *
                                       (47)     (122)     (61.5)
Income From Continuing Operations
  Before Income Taxes                  621     1,150      (46.0)
Income tax provision                   259       457      (43.3)
Income From Continuing Operations      362       693      (47.8)
Income From Discontinued
Operations (net of applicable
 income taxes)                           -         6          -
Gain on Sale of Discontinued
 Operations (net of applicable
 income taxes)                          64         -          *
Net Earnings                        $  426    $  699      (39.1)


Continued on next page



*  Greater Than 100%

AMR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(Unaudited) (In millions, except per share amounts)

                                    Six Months Ended
                                        June 30,
                                     1999      1998
Earnings Per Common Share
  Basic
    Income from Continuing
    Operations                      $  2.32   $  4.02
    Discontinued Operations            0.41      0.04
    Net Earnings                    $  2.73   $  4.06

  Diluted
    Income from Continuing
    Operations                      $  2.25   $  3.88
    Discontinued Operations            0.40      0.03
    Net Earnings                    $  2.65   $  3.91

Number of Shares Used in
Computation
  Basic                                 156       172
  Diluted                               161       179

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                    Three Months Ended
                                         June 30,         Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines   $3,751    $3,789        (1.0)
                      - AMR Eagle      340       289        17.6
    Cargo                              164       169        (3.0)
    Other                              273       250         9.2
                                     4,528     4,497         0.7
Expenses
  Wages, salaries and benefits       1,557     1,452         7.2
  Aircraft fuel                        414       404         2.5
  Commissions to agents                298       322        (7.5)
  Depreciation and amortization        268       258         3.9
  Other rentals and landing fees       241       215        12.1
  Maintenance, materials and           222       223        (0.4)
repairs
  Food service                         185       175         5.7
  Aircraft rentals                     162       143        13.3
  Other operating expenses             773       697        10.9
    Total operating expenses         4,120     3,889         5.9

Operating Income                       408       608       (32.9)

Other Expense                          (56)      (41)       36.6

Earnings Before Income Taxes        $  352    $  567       (37.9)
Pre-tax Margin                         7.8%     12.6%       (4.8) pts.




Sabre

Revenues                            $  639    $  577        10.7

Operating Expenses                     543       468        16.0

Operating Income                        96       109       (11.9)

Other Income                             4         1          *

Earnings Before Income Taxes        $  100    $  110        (9.1)
Pre-tax Margin                        15.6%     19.1%       (3.5) pts.





* Greater Than 100%
       12AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                     Six Months Ended
                                         June 30,         Percent
                                     1999       1998      Change
Airline Group
Revenues
    Passenger - American Airlines   $7,071    $7,367      (4.0)
              - AMR Eagle              611       545      12.1
    Cargo                              309       332      (6.9)
    Other                              528       482       9.5
                                     8,519     8,726      (2.4)
Expenses
  Wages, salaries and benefits       3,019     2,836       6.5
  Aircraft fuel                        763       819     (6.8)
  Commissions to agents                586       623     (5.9)
  Depreciation and amortization        521       516       1.0
  Other rentals and landing fees       469       419      11.9
  Maintenance, materials and repairs   479       452       6.0
  Food service                         352       339       3.8
  Aircraft rentals                     322       285      13.0
  Other operating expenses           1,563     1,402      11.5
    Total operating expenses         8,074     7,691       5.0

Operating Income                       445     1,035     (57.0)

Other Expense                          (62)     (103)    (39.8)

Earnings Before Income Taxes        $  383    $  932     (58.9)
Pre-tax Margin                         4.5%     10.7%     (6.2) pts.




Sabre

Revenues                            $1,277    $1,131      12.9

Operating Expenses                   1,069       907      17.9

Operating Income                       208       224      (7.1)

Other Income                            41         3        *

Earnings Before Income Taxes        $  249     $ 227       9.7
Pre-tax Margin                        19.5%     20.1%     (0.6) pts.






*  Greater Than 100%

Airline Group
Operating Statistics
(Unaudited)

                                   Three Months Ended
                                        June 30,          Percent
                                     1999       1998      Change
American Airlines Jet Operations:
Revenue passenger miles (millions)  28,908      27,923      3.5
Available seat miles (millions)     40,406      38,963      3.7
Cargo ton miles (millions)             511         509      0.4
Passenger load factor                 71.5%       71.7%    (0.2) pts.
Breakeven load factor                 63.2%       58.9%     4.3 pts.
Passenger revenue yield per
 passenger mile (cents)              12.97       13.57     (4.4)
Passenger revenue per available
 seat mile (cents)                    9.28        9.72     (4.5)
Cargo revenue yield per ton
 mile (cents)                        31.67       32.75     (3.3)
Operating expenses per available
 seat mile (cents)                    9.31        9.25      0.6
Fuel consumption (gallons,
 in millions)                          745         711      4.8
Fuel price per gallon (cents)         53.0        55.0     (3.6)
Fuel price per gallon, excluding
 fuel taxes (cents)                   48.4        50.3     (3.8)
Operating aircraft at period-end       697         641      8.7

AMR Eagle:
Revenue passenger miles (millions)     885         708     25.0
Available seat miles (millions)      1,422       1,099     29.4
Passenger load factor                 62.2%       64.5%    (2.3) pts.
Operating aircraft at period-end       260         206     26.2

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations           85,600      81,400
        Other                       12,800      10,100
           Total Airline Group      98,400      91,500
    Sabre                           12,000      11,300
    Other                            1,400      13,000
    Total                          111,800     115,800

Airline Group
Operating Statistics
(Unaudited)

                                     Six Months Ended
                                         June 30,        Percent
                                      1999      1998     Change
American Airlines Jet Operations:
Revenue passenger miles (millions)  54,198    53,311       1.7
Available seat miles (millions)     78,109    76,670       1.9
Cargo ton miles (millions)             942     1,005      (6.3)
Passenger load factor                 69.4%     69.5%     (0.1) pts.
Breakeven load factor                 64.9%     58.6%      6.3 pts.
Passenger revenue yield per
 passenger mile (cents)              13.05     13.82      (5.6)
Passenger revenue per available
 seat mile (cents)                    9.05      9.61      (5.8)
Cargo revenue yield per ton
 mile (cents)                        32.36     32.65      (0.9)
Operating expenses per available
 seat mile (cents)                    9.46      9.30       1.7
Fuel consumption (gallons, in
 millions)                           1,432     1,392       2.9
Fuel price per gallon (cents)         51.0      56.9     (10.4)
Fuel price per gallon, excluding
 fuel taxes (cents)                   46.6      52.0     (10.4)
Operating aircraft at period-end       697       641       8.7

AMR Eagle:
Revenue passenger miles (millions)   1,591     1,323      20.3
Available seat miles (millions)      2,633     2,170      21.3
Passenger load factor                 60.4%     61.0%     (0.6) pts.
Operating aircraft at period-end       260       206      26.2
